Copyright © 2026 Harmony Biosciences. All rights reserved. Q2 2026 Financial Results and Business Update August 4, 2026

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our full year 2026 net product revenue, expectations for the growth and value of WAKIX, our planned and ongoing clinical trials and expected timing of data readouts, anticipated regulatory milestones, our future results of operations and financial position, business strategy, products, prospective products, product approvals, and the plans and objectives of management for future operations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our commercialization efforts and strategy for WAKIX; the rate and degree of market acceptance and clinical utility of pitolisant in additional indications, if approved, and any other product candidates we may develop or acquire, if approved, including EPX-100, Pitolisant GR and BP-205; our research and development plans, including our plans to explore the therapeutic potential of pitolisant in additional indications; our ongoing and planned clinical trials; our ability to expand the scope of our license agreements with Bioprojet Société Civile de Recherche (“Bioprojet”); the availability of favorable insurance coverage and reimbursement for WAKIX; the timing of, and our ability to obtain, regulatory approvals for pitolisant for other indications as well as any other product candidates; our estimates regarding expenses, future revenue, capital requirements and additional financing needs; our ability to identify, acquire and integrate additional products or product candidates with significant commercial potential that are consistent with our commercial objectives; our commercialization, marketing and manufacturing capabilities and strategy; significant competition in our industry; our intellectual property position; loss or retirement of key members of management; failure to successfully execute our growth strategy, including any delays in our planned future growth; our failure to maintain effective internal controls; the impact of government laws and regulations; volatility and fluctuations in the price of our common stock; the significant costs and required management time as a result of operating as a public company; the fact that the price of Harmony's common stock may be volatile and fluctuate substantially; statements related to our intended share repurchases and repurchase timeframe; and macroeconomic effects and changes in market conditions, including the impact of tariffs, inflation and the risk of recession. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 2 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

TWO DEFINING STORIES THIS QUARTER RECORD COMMERCIAL QUARTER $261.3M • Record quarterly net product revenue for WAKIX • +30% vs. prior year; 40% CAGR over past 5 years • +450 Net Patient Adds, 8,950 Average Patients BEST-IN-CLASS OX2R POTENTIAL BP-205 • Encouraging single ascending dose (SAD) data; potential for once-daily dosing and favorable safety/tolerability profile • Most potent of OX2R agonists currently in the clinic • Investing in robust Phase 2 development program toward multiple CNS Indications Value Inflection: On Track For >$1B Net Revenue in 2026 & Multiple BP-205 Data Catalysts Ahead GROWING ADVANCING 3 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE Led by BP-205, a potentially best-in-class OX2R agonist 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCE B P - 205 AND THE NEXT WAVE OF INNOVATION Continued WAKIX growth in an evolving market On track to achieve >$1B full year net revenue GROW THE WAKIX ® FRANCHISE GROWING ADVANCING TRANSACTING PROTECTING Deploying strong balance sheet capacity with urgency and conviction to pursue strategic growth opportunities EXECUTING AGAINST FOUR VALUE CREATION PRIORITIES EMPHASIS ON BUSINESS DEVELOPMENT 4 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

WAKIX® Differentiation and Strong Execution Drive Performance 5 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. KEY TAKEAWAY Average Patients on WAKIX 100 400 300 300 200 350 350 350 150 250 250 300 100 400 500 400 0 450 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Historic Growth Rate Continued in 2Q 26 • A record $261M in net sales in 2Q26 • Up 30% percent year over year in year 7 on market • +450 net patient adds, 8,950 average patients BROAD PAYER ACCESS EXPANDED TEAM DIFFERENTIATED PRODUCT

Growth Opportunity Across the Narcolepsy Market

People Living With Narcolepsy in the U.S.[1]


Undiagnosed
Narcolepsy
Population
90,000
~170,000
80,000
Diagnosed
Narcolepsy
Patients

LARGE MARKET OPPORTUNITY

- ~170K total narcolepsy patients
- <50% diagnosed patients
- ~20% brand penetration in polypharmacy market

1. https://narcolepsynetwork.org/ accessed Feb 2024

KEY TAKEAWAY

Significant Growth Opportunity Remains for WAKIX and Next-Gen Pitolisant Formulations

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Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.
HARMONY BIOSCIENCES

Reiterating 2026 Net Revenue Guidance 7 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. $1.00B-$1.04B 2026 NET REVENUE GUIDANCE WAKIX Net Revenue Growth 2020–2025 $160 $305 $438 $582 $715 $869 $1B+ $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 2025 2026 Guidance Net Revenue ($M) On Track to Achieve $1B+ in Net Sales

Advancing BP-205 and a Catalyst-Rich Pipeline for Long-Term Growth


PRODUCT
INDICATION
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
BP-205 (Orexin-2 Receptor Agonist)
Multiple CNS Indications
Pitolisant
Pitolisant Gastro-Resistant (GR) in Narcolepsy
Prader-Willi Syndrome (PWS)
Pitolisant High-Dose (HD) in Narcolepsy
Pitolisant High-Dose (HD) in Idiopathic Hypersomnia
Pitolisant Amorphous Form
CBS105^
Treatment-Resistant Narcolepsy
EPX-100 (Clemizole Hydrochloride)
Dravet Syndrome (DS)
Lennox-Gastaut Syndrome (LGS)
CBS104^
Refractory Epilepsy

^Research collaboration with CiRC Biosciences.

Innovative Late-Stage Pipeline With Multiple Catalysts 2026–2028

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Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

Select DMPK parameters HRMY/BP1 BP-205 Takeda2 TAK-861 Alkermes3 2680 Centessa/Lilly4 ORX750 Eisai5 E2086 Potency (hOX2R, EC50) 0.015 nM 2.5 nM Not reported 0.11 nM 2.3 nM Selectivity for hOX2R vs hOX1R > 600x 3000x Not reported 9800x > 2000x Dosing regimen Potential for once-daily oral dosing Twice a day dosing QD/split-dose QD/split-dose Once a day dosing in Phase 1b BP-205: Most Potent OX2R Agonist in Clinical Development 9 (In Vitro Pharmacology Data, vs. Selected OX2R agonists) 1. Sleep 2025; 2. Kimura et al., World Sleep 2023, abstract; 3. Clinicaltrials.gov; 4. Lack et al., World Sleep 2023, abstract; 5. Hatanaka et al., ACNP 2022, poster Potential Best-in-Class Orexin 2 Receptor Agonist Novel Chemical Scaffolding Most Potent OX2R Agonist in Clinical Development Excellent Selectivity Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

BP-205: Single Ascending Dose (SAD) Phase 1 Study in Healthy Volunteers 10 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED, HEALTHY PARTICIPANTS Males, women of childbearing potential and post-menopausal females DOSES EVALUATED BP-205 0.2mg to 6.0mg 9 DIFFERENT COHORTS OF 8 PARTICIPANTS Receive single doses of either BP-205 (n=6) or placebo (n=2) under fasting conditions A TOTAL OF 72 HEALTHY VOLUNTEERS 56 males and 16 females participated in the study BP-205 SAD Study: Wide Range of Doses Evaluated

BP-205: Single Ascending Dose (SAD) Phase 1 Study Data Highlights


Supportive of Potential Best-in-Class Profile

ENCOURAGING DATA FOLLOWING SINGLE ORAL DOSES OF BP-205 FROM 0.2 TO 6.0 MG:

- **Rapid absorption and a short T_{max} in the range of 30 to 75 minutes**
  - Potential to observe rapid efficacy
- **Mean $T_{1/2}$ of approximately 25h across dose groups**
  - Supports once-a-day dosing potential for durable efficacy throughout the day and into the early evening
- **Dose proportional exposure in C_{max} and AUC**
  - Predictable systemic exposure across dose ranges tested
- **No age or gender differences on PK parameters**
  - Supports no dose adjustment for elderly or females
- **Generally safe and well tolerated**
  - No serious or severe TEAEs
  - No cardiovascular, hepatic or visual abnormalities
  - The most common AEs were headache, fatigue and diarrhea in
  - ~ 10%, 4% and 3% of the participants, respectively

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Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

BP-205 Development Plan – Next Steps 12 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. BP-205 MAD DATA IN HEALTHY VOLUNTEERS EXPECTED IN Q4 BP-205 IND OPEN IN US INITIATING PHASE 1B STUDY IN SLEEP-DEPRIVED HEALTHY VOLUNTEERS IN Q3 Data expected early 2027 INITIATING PHASE 2 TRIALS FOR BP-205 IN MULTIPLE CNS INDICATIONS IN MID-2027 Multiple Phase 2 Studies in Mid-2027

Next-Generation Pitolisant Programs 13 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. PITOLISANT GR – NDA ACCEPTED FOR FULL REVIEW PDUFA date anticipated April 1, 2027 PITOLISANT HD – ONGOING PHASE 3 REGISTRATIONAL STUDIES IN NARCOLEPSY AND IH TLD expected in 2027; Anticipated PDUFA in 2028 UTILITY PATENTS FILED FOR BOTH GR AND HD Potential to extend the pitolisant franchise into the 2040s PITOLISANT PHASE 3 STUDY IN PWS: RECRUITMENT ONGOING TLD expected in mid-2027; Anticipated PDUFA in 2028 AMORPHOUS FORM OF PITOLISANT • Issued patents until 2042 • Current efforts focused on formulation optimization and new modes of delivery; Phase 1 PK study ongoing Positioned to Extend Franchise Into 2040s

EPX-100: One of Most Advanced 5-HT2 (Serotonin) Agonist Programs in DEEs 14 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. ESTABLISHED 5-HT2 (SEROTONIN) AGONIST MECHANISM OF ACTION ONGOING PHASE 3 TRIALS IN LENNOX-GASTAUT SYNDROME & DRAVET SYNDROME Topline data anticipated 1H 2027 SAFETY: POTENTIAL TO OFFER A UNIQUE RISK/BENEFIT PROPOSITION No additional laboratory or special safety monitoring BID DOSING REGIMEN Convenient for patients and caregivers Phase 3 Topline Data Expected in 2027

Emphasis on Business Development 15 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. KEY CRITERIA • Revenues in 2028-2032 • Assets in Phase 3, In-Registration, or On-Market LEVERAGE CORE COMPETENCIES THERAPEUTIC AREAS OF INTEREST • Sleep/Wake • Epilepsy • Rare/Orphan CNS • Broader CNS indications AGNOSTIC TO DEAL TYPE • M&A, licensing, etc. STRONG BALANCE SHEET WITH ~ $963M IN CASH Capacity & Conviction to Transact

Protect the Pitolisant Franchise 16 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved. WAKIX EXCLUSIVITY TO MARCH 2030, WITH PEDIATRIC EXCLUSIVITY STRONG IP PROTECTS WAKIX TO MARCH 2030, INCLUSIVE OF PEDIATRIC EXCLUSIVITY Multi-layered IP estate – formulation, methods of use, next-gen applications UTILITY PATENTS FILED FOR NEXT-GEN PITOLISANT FORMULATIONS Potential protection into the 2040s SETTLEMENTS WITH 6 OF 7 ANDA FILERS ANDA CASE: DEFENDING POLYMORPH ‘197 AND METHOD OF USE ‘947 PATENTS On HRMY’s request, judge has called for closing arguments on October 22, 2026 AMORPHOUS ‘920 PATENT INFRINGMENT Harmony and Novitium filed patent infringement lawsuit against AET US and Sandoz alleging infringement of a patent covering amorphous form of pitolisant hydrochloride

Financial Summary Q2 2026 17 • Cost of Product Sold increase due to new royalties related to Novitium License Agreement signed in Q1 • R&D Expense: • Q2 lower primarily due to $15 million payment to CiRC in prior year quarter • YTD increase driven by $32 million of licensing payments in Q1, as well as continued investment in our pipeline • Sales & Marketing Expenses increase primarily due to expansion of our field-based team Totals may not foot due to rounding Three Months Ended June 30, % Change Six Months Ended June 30, % Change 2026 2025 2026 2025 Net Product Revenue $261.3 $200.5 30% $476.7 $385.2 24% Cost of Product Sold 63.2 38.2 65% 107.7 70.2 53% Total Operating Expenses $108.8 $114.2 -5% $242.5 $210.7 15% R&D Expense 46.6 50.2 -7% 116.0 84.7 37% Sales & Marketing Expense 34.1 30.1 13% 65.8 60.8 8% G&AExpense 28.1 33.9 -17% 60.6 65.2 -7% Net Income $75.4 $39.8 90% $107.9 $85.3 27% Cash, cash equivalents & investments $962.5 $672.3 43% (In millions, USD) Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

Financial Summary Q2 2026 18 • Record sales in Q2 of $261 million representing 30% growth • Continued strong underlying demand for WAKIX® • Strong cash generation of $92 million in Q2 • Continued profitability to fund strategic business development and investment in our pipeline $200.5 $261.3 Q2 2025 Q2 2026 $672.3 $778.4 $882.5 $870.5 $962.5 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Three Months Ended June 30, 2026 (In millions, USD) Net Product Revenue Diluted Earnings per Share Cash, Cash Equivalents & Investments +30% +$92M Three Months Ended June 30, 2026 $0.68 $1.28 Q1 2025 Q1 2026 $385.2 $476.7 Q2 2025 Q2 2026 Six Months Ended June 30, 2026 $1.46 $1.84 Q1 2025 Q1 2026 Six Months Ended June 30, 2026 +24% +88% +26% Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE Led by BP-205, a potentially best-in-class OX2R agonist 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCE B P - 205 AND THE NEXT WAVE OF INNOVATION Continued WAKIX growth in an evolving market On track to achieve >$1B full year net revenue GROW THE WAKIX ® FRANCHISE GROWING ADVANCING TRANSACTING PROTECTING Strong balance sheet with capacity and conviction to pursue strategic growth opportunities EXECUTING AGAINST FOUR VALUE CREATION PRIORITIES EMPHASIS ON BUSINESS DEVELOPMENT 19 Harmony Biosciences | Q2 2026 Financial Results & Business Update | All rights reserved.

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